UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2022 (October 18, 2022)

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2022, American Virtual Cloud Technologies, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two institutional accredited investors (each, a “Purchaser,” and collectively, the “Purchasers”), relating to the issuance and sale of (i) an aggregate of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in a registered direct offering (the “Offering”), and (ii) warrants to purchase up to an aggregate of 10,000,000 shares of Common Stock (the “Warrants”), in a concurrent private placement (the “Private Placement”). The combined purchase price of each Share and accompanying Warrant is $2.00. The closing of the Offering and the Private Placement (the “Closing”) is expected to occur on or about October 20, 2022, subject to customary closing conditions.

The aggregate gross proceeds from the Offering and the concurrent Private Placement are expected to be approximately $10,000,000, before deducting placement agent fees and other estimated offering expenses. The Company intends to use the net proceeds from the Offering and the concurrent Private Placement for working capital and general corporate purposes.

The terms of the Warrants to be issued in the Private Placement shall be as set forth in the form of Warrant attached as Exhibit 4.1 to this Current Report on Form 8-K. The Warrants will have an exercise price of $1.80 per share, will be exercisable commencing 45 days following the Closing, and will expire two years from the date of issuance.

Pursuant to the terms of the Purchase Agreement, the Company will be required to file, within 30 days of the date of the Purchase Agreement, a registration statement to register the resale of the shares of Common Stock issuable upon exercise of the Warrants (the “Resale Registration Statement”). In addition, the Company has agreed, subject to certain exceptions, not to issue or agree to issue any shares of Common Stock or common stock equivalents for a period ending on the later of (i) 90 days after the date of the Closing and (ii) the date on which the Resale Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations of the Company and the Purchasers. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.

The Shares were offered, and will be issued, pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-258136), as previously filed with and declared effective by the SEC, a base prospectus included as part of the registration statement, and a final prospectus supplement filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Warrants and underlying shares of Common Stock (collectively, the “Warrant Securities”), each to be issued by the Company pursuant to the Purchase Agreement, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Warrants and shares of Common Stock underlying the Warrants contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC.

Pursuant to a placement agency agreement dated October 18, 2021 between the Company and A.G.P./Alliance Global Partners and Northland Securities, Inc. (the “Placement Agents”), the Company engaged the Placement Agents to act as the Company’s placement agents in connection with the Offering and agreed to pay the Placement Agents’ a cash fee of 6.0% of the aggregate gross proceeds raised in the Offering.

Greenberg Traurig, LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the Shares to be issued in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summary of the Purchase Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Purchase Agreement and the Warrants, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the unregistered sale of Warrants and shares of Common Stock underlying the Warrants are incorporated herein by reference.

Item 8.01 Other Events.

On October 18, 2022, the Company issued a press release announcing the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Warrant
5.1	Opinion of Greenberg Traurig, LLP
10.1	Securities Purchase Agreement, dated as of October 18, 2022
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)
99.1	Press release, dated October 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Kevin Keough
Name:	Kevin Keough
Title:	Chief Executive Officer

Date: October 20, 2022

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